UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FRANK’S INTERNATIONAL N.V.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2017.

FRANK’S INTERNATIONAL N.V.

FRANK’S INTERNATIONAL N.V.

MASTENMAKERSWEG 1

1786 PB DEN HELDER, THE NETHERLANDS

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 21, 2017
Date: May 19, 2017 Time: 2:00 P.M. CET
Location: Hotel Sofitel Legend the Grand Amsterdam
Oudezijds Voorburgwal 197
1012 EX Amsterdam, The Netherlands

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT ANNUAL REPORT INCLUDING FORM 10-K

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Voting Items

The Board of Supervisory Directors and the Board of Managing Directors recommend that you vote FOR all of the nominees:

1.     Election of Directors

Nominees:

1a.    Michael C. Kearney

1b.    William B. Berry

1c.    Robert W. Drummond

1d.    Michael E. McMahon

1e.    D. Keith Mosing

1f.    Kirkland D. Mosing

1g.    S. Brent Mosing

1h.    Douglas Stephens

1i.     Alexander Vriesendorp

The Board of Supervisory Directors and the Board of Managing Directors recommend you vote FOR the following proposals:

2.     To replace Frank’s International Management B.V. (“FIM BV”) as managing director of the Company with the appointment of Alejandro Cestero, Burney J. Latiolais, Jr. and Kyle McClure as managing directors of the Company to serve for an indefinite period of time;

3.     To adopt the Company’s annual accounts for the fiscal year ended December 31, 2016 and authorize the preparation of the Company’s Dutch statutory annual accounts and annual report in the English language;

4.     To discharge the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended in December 2016;

5.     To discharge the sole member of the Company’s Management Board, FIM BV, from liability in respect of the management conducted by it, as appears from the books and records of the Company and with respect to its responsibilities vis-a-vis the Company and to grant FIM BV full and final discharge;

6.     To appoint PricewaterhouseCoopers Accountants N.V. as our auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2017;

7.     To ratify the appointment of PricewaterhouseCoopers LLP as our international independent registered public accounting firm to audit our U.S. GAAP financial statements for the fiscal year ending December 31, 2017;

8.	To ratify and approve the remuneration of the members of the Supervisory Board granted for the period from the 2016 annual meeting until the date of the 2017 annual meeting, and to approve the remuneration of the members of the Supervisory Board for the period from the 2017 annual meeting up to and including the annual meeting in 2018;

9.	To approve the remuneration policy for the Management Board as proposed by the Supervisory Board;

10.	To authorize the Company’s Management Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the 2017 annual meeting, subject to Supervisory Board approval;

11.	To approve and resolve to amend the articles of association of the Company (the “Articles”) in conformity with the draft approved by the Supervisory Board, in order to:

11a.	delete the references to preference shares, since all issued preference shares have been converted into common shares, and to comply with changes in Dutch law since the date of the current Articles;

11b.	renew the five year period during which the Management Board is designated as the body authorized to issue shares, subject to the prior consent of the Supervisory Board; and

11c.	authorize the Chairman of our Supervisory Board and each employee of our outside Dutch counsel, Van Campen Liem, Amsterdam, The Netherlands, to sign the notarial deed of amendment to our Articles in front of a civil-law notary officiating in Amsterdam, The Netherlands and to undertake all other activities the holder of this power of attorney deems necessary or useful with respect to the present amendment to our Articles.

NOTE: Such other business as may properly come before the annual meeting or any adjournment thereof shall be voted in accordance with the discretion of the proxies appointed hereby.